UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  January 17, 2011

VIVAKOR, INC.
(Exact name of Registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53535
(Commission File Number)

26-2178141
(IRS Employer Identification Number)

18 Technology Drive Suite 100 Irvine, CA 92618
(Address of principal executive offices)

(888) 648-8485
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)      Previous Independent Registered Public Accounting Firm

Effective January 17, 2011, McGladrey & Pullen LLP (“McGladrey”) resigned as the independent registered public accounting firm for Vivakor, Inc. (the “Company”.)

The reports of McGladrey on the Company’s consolidated financial statements for the Company’s fiscal years ending December 31, 2009 and 2008 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change accountants was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period preceding McGladrey’s resignation, there were no disagreements, as such term is described in Item 304(a)(1)(iv) of Regulation S-K, with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided McGladrey with a copy of the foregoing disclosure, and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from McGladrey addressed to the Securities and Exchange Commission dated as of January 21, 2011 is filed as Exhibit 16.1 to this Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm

Effective January 17, 2011, Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) was engaged to serve as the Company’s new independent registered public accounting firm. The engagement of Squar Milner as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors. Neither the Company, nor anyone on its behalf, consulted Squar Milner during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of Squar Milner regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIVAKOR, INC.
(Registrant)

Date: January 21, 2011	By:	/s/ Matt Nicosia
	Name:	Matt Nicosia
	Title:	Chairman and Chief Executive Officer